SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934


             Date of report (Date of earliest event reported):
                   September 16, 2003 (September 1, 2003)


                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)


                                    Utah
               (State of Other Jurisdiction of Incorporation)
     0-8924                                            73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                          94710
(Address of Principal Executive Offices)                         (Zip Code)


                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)


                             2526 Durant Avenue
                         Berkeley, California 94704
       (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets

     On September 1, 2003 (the "Closing Date"), Trinity Learning Corporation (the "Company") completed the acquisition of 51% of the issued and outstanding shares (the "Ayrshire Shares") of Ayrshire Trading Limited, a British Virgin Islands company ("Ayrshire") that owns 95% of RiverBend Group Holdings (Proprietary) Limited ("RiverBend"), a South African company that provides learning services to corporations and individuals in South Africa. The Company also acquired the option (the "Option") to purchase the remaining 49% of Ayrshire.

     The acquisition of the Ayshire Shares was made pursuant to the terms of an agreement dated as of September 1, 2003 (the "Acquisition Agreement") between the Company and Great Owl Limited, a British Virgin Islands company ("Great Owl"). In consideration for the Ayrshire Shares, the Company issued a convertible non-interest-bearing promissory note (the "Note") to Great Owl in the amount of US$20,000, which amount is convertible from time to time into a maximum of 2,000,000 shares of the Company's common stock ("Conversion Stock"), provided that any amount of the Note that remains outstanding at December 30, 2006 shall be automatically converted into shares of the Company's common stock. The Company has the right, under certain conditions, to withhold up to 400,000 shares of the Conversion Stock in satisfaction for any breach of warranties by Great Owl under the Acquisition Agreement.

     Pursuant to the terms of the Acquisition Agreement and a related escrow agreement, the Ayrshire Shares were delivered into escrow at closing and will be held in escrow as security for the due performance of the Company's obligations under the Note. The Company entered into a pledge agreement in favor of Great Owl with respect to the Ayrshire Shares, and in the event of a default under the Note, the Ayrshire Shares shall be deemed sold back to Great Owl at their par value. An event of default under the
Note includes, among other things, a voluntary or involuntary bankruptcy proceeding involving the Company and the failure by the Company to list its shares of common stock on a major stock exchange by December 30, 2006.

     As further consideration for the Ayrshire Shares, the Company agreed to make a non-interest-bearing loan of U.S. $1,000,000 to Ayrshire, $300,000 of which was advanced at closing and $700,000 of which is due to be advanced within 60 days of closing. This loan is to be repaid in full by December 30, 2006, unless the Option has not been exercised by such time, in which case the loan is repayable in five equal annual installments, commencing on December 31, 2007.

     In addition to the Ayrshire Shares, the Company acquired the Option, which is exercisable for a period of ten (10) years from the day upon which the average closing price of the Company's common stock on a major stock exchange equals or exceeds U.S.$1.50 per share for ten (10) consecutive business days. The Company may exercise the Option in consideration for the issuance of 1,500,000 shares of its common stock (the "Option Stock"), 1,200,000 shares of which are deliverable immediately to Great Owl upon exercise of the Option and 300,000 shares ("Option Escrow Shares") of which are deliverable into escrow upon exercise of the Option. The number of Option Escrow Shares deliverable to Great Owl is subject to adjustment in satisfaction for any breach by Great Owl of warranties to the Company under
the Acquisition Agreement.   Any Option Escrow Shares remaining in escrow
by the later to occur of that date which is two years following the Closing Date and the date upon which Ayrshire acquires at least 51% of the issued and outstanding shares of e-Degree (Proprietary) Limited, a South African company ("e-Degree") (see below under "About RiverBend"), shall be deliverable to Great Owl; provided, however, that if Ayrshire has not acquired control of e-Degree by December 30, 2006, the Option Escrow Shares shall be delivered out of escrow back to the Company.
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     Pursuant to the terms of the Acquisition Agreement, the Company has agreed to appoint Mr. Arthur Kidson to the Company's Board of Directors until the Company's next annual general meeting. In addition, the Company has agreed to invite Mr. Nigel Tattersal to attend all meetings of the Company's board of directors as a observer until the Company's next annual general meeting. Messrs. Kidson and Tattersal are both principals of RiverBend. Mr. Kidson graduated from the University of South Africa and is a chartered accountant, having held various management positions in South Africa with Coopers and Lybrand and PricewaterhouseCoopers. Mr. Tattersal is also a chartered accountant and South African business executive and is the founder and managing director of RiverBend.

     The Company and Great Owl shall each be entitled to appoint an equal number of directors to the board of directors of Ayrshire until such time as the Company exercises the Option.

     Copies of the Acquisition Agreement and the ancillary agreements
related thereto are filed herewith as Exhibits 10.1   10.6, respectively,
and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

     About RiverBend
     ---------------

     RiverBend is a leading provider of on-line university degrees and other learning services to corporations and individuals in South Africa. Founded in 1998, RiverBend operates through the following operating subsidiaries that have developed a holistic approach to technology-enabled learning, education and training:

     - e-Degree, a provider of corporate learning solutions (including online degrees from some of South Africa's most respected universities) that is owned by Riverbend, Price Waterhouse Coopers and a South African media group

     - Learning Advantage, a provider of customized learning solutions to corporations, and

     -    Reusable Objects, a developer of leading-edge learning software.

     These RiverBend subsidiaries serve major corporate customers in South Africa and consider themselves leaders in South Africa's initiative to increase employment and competitiveness by expanding and improving adult basic education and training.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

          The financial statements required by this item are not filed herewith but shall be filed by an amendment to this Current Report on Form 8-K not later than 60 days after the date this report was required to be filed.

     (b)  Pro Forma Financial Information

          The pro forma financial information required by this item is not filed herewith but shall be filed by an amendment to this Current Report on Form 8-K not later than 60 days after the date this report was required to be filed.


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     (c)  Exhibits

          10.1 Acquisition Agreement dated September 1, 2003 between Great Owl Limited, a British Virgin Islands company, and Trinity Learning Corporation

          10.2 Escrow Agreement dated September 1, 2003 by and among Great Owl Limited, Trinity Learning Corporation, and Reed Smith of London as escrow agent

          10.3 Deed of Pledge dated September 1, 2003 by Trinity Learning Corporation, a Utah corporation, to Great Owl Limited, a British Virgin Islands company

          10.4 Warranties of Seller under the Acquisition Agreement dated September 1, 2003 between Great Owl Limited, a British Virgin Islands company, and Trinity Learning Corporation

          10.5 Warranties of Purchaser under the Acquisition Agreement dated September 1, 2003 between Great Owl Limited, a British Virgin Islands company, and Trinity Learning Corporation

          10.6 Convertible Promissory Note dated September 1, 2003, issued by Trinity Learning Corporation, a Utah corporation, to Great Owl Limited, a British Virgin Islands company


                                 SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRINITY LEARNING CORPORATION

Date: September 16, 2003            By: /s/  Douglas Cole
                                   --------------------------------------
                                       Douglas Cole,
                                       Chief Executive Officer







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